UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: October 10, 2013

ALTERNATIVE ENERGY PARTNERS, INC. (Exact name of registrant as specified in its charter)

Florida	333-154894	26-2862564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Yamato Road, Boca Raton, FL 33431 (Address of Principal Executive Offices) (561)-244-2532 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ྎ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ྎ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ྎ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ྎ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward looking statements that involve risks and uncertainties, principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation.” All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Current Report on Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements.

We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short term and long term business operations, and financial needs.  These forward-looking statements are subject to certain risks and uncertainties that could cause our actual results to differ materially from those reflected in the forward looking statements.  Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this Current Report on Form 8-K, and in particular, the risks discussed below and under the heading “Risk Factors” and those discussed in other documents we file with the United States Securities and Exchange Commission that are incorporated into this Current Report on Form 8-K by reference.  The following discussion should be read in conjunction with our annual report on Form 10-K and our quarterly reports on Form 10-Q incorporated into this Current Report on Form 8-K by reference, and the consolidated financial statements and notes thereto included in our annual and quarterly reports.  We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements.  In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statement.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report on Form 8-K.  Before you invest in our common stock, you should be aware that the occurrence of the events described in the section entitled “Risk Factors” and elsewhere in this Current Report on Form 8-K could negatively affect our business, operating results, financial condition and stock price.  Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform our statements to actual results or changed expectations.

In this Current Report on Form 8-K, references to “we,” “our,” “us,” “Alternative Energy Partners, Inc., “AEGY”, “Registrant” or the “Company” refer to Alternative Energy Partners, Inc., a Florida corporation.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On October 10, 2013, L.L. Bradford, Certified Public Accountants, of Las Vegas, NV (“L.L. Bradford”) resigned as Registrant’s independent accounting firm, effective immediately. In accordance with Item 304(a)(1) of Regulation S-K of the SEC, the Company is providing the following information:

1.

The former accountant, L.L. Bradford, notified the Registrant that it was resigning as the Company’s certifying accountants by email dated October 10, 2013, a copy of which is attached as Exhibit 16.

2.

The former principal accountant’s did not report on the financial Statements of the Company for the last two fiscal years ending July 31, 2012 and 2011, and its review of the financial statements for the quarter ended April 30, 2013 did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles, except for going concern uncertainties.

3.

The decision to accept the resignation of L.L. Bradford and Company was recommended and approved by the Board of Directors of the Company.

4.

During the two most recent fiscal years and any subsequent interim period preceding such resignation, there were no disagreements with the former accountants, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report, and no such disagreements have ever been communicated to the Company.

5.

There were no events as described in Item 304(a)(1)(v) of Regulation SK that occurred within the two prior fiscal years of the Registrant ending July 31, 2012 and 2011, as to which the former auditor did not express an opinion, or any subsequent interim period,

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

Registrant’s former accountant advised Registrant in early October, 2013, that its use of an independent consultant, who was subject to an SEC administrative order in March, 2010 barring the consultant from appearing or practicing as an accountant before the Commission, to assist in regulatory compliance relating to the preparation and filing of its financial statements, had caused the former accountant to conclude that it should not rely on the consultant for any accounting information regarding Registrant.  The former accountant did not suggest or claim that any such accounting information regarding Registrant was incorrect or inaccurate. Registrant’s management was aware of and had reviewed the circumstances of the administrative order and had concluded that nothing in the administrative order or the related circumstances precluded Registrant’s use of the consultant for the limited purpose of regulatory compliance. The consultant is not, and has not been, an officer, director, employee, shareholder, or agent of Registrant, does not and has never, practiced or appeared before the Commission as an accountant and does not prepare or manage the financial reports of Registrant.  All financial statements and reports are solely the responsibility of Registrant’s management.

The former accountant did not advise Registrant that this information, or any other information that has come to its attention, has impacted in any way the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report. The former accountant also did not advise the Registrant that this information, or any other information that has come to its attention, has led the former accountant to no longer be able to rely on management’s representations, or that has made it unwilling to be associated with the financial statements prepared by management.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNATIVE ENERGY PARTNERS, INC.

Date: October 24, 2013	By:	/s/ Mario Barrera
Mario Barrera
President